UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2025

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 20 793 2536
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On September 23, 2025, ATAI Life Sciences N.V. (atai or the “Company”) and Beckley Psytech Limited (“Beckley Psytech”) issued a press titled “atai Life Sciences and Beckley Psytech Report Positive Phase 2a Data Demonstrating Improved Outcomes with a Two-Dose Induction Regimen of BPL-003 in Patients with Treatment-Resistant Depression”. A copy of the press release is being furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

The information in this Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On September 23, 2025, the Company and Beckley Psytech publicly announced positive data from a proof-of-concept study investigating a two-dose induction regimen of BPL-003 (intranasal mebufotenin benzoate), in patients with treatment resistant depression (TRD).   The open-label Phase 2a study (NCT05660642) enrolled 13 patients with TRD who were not on concurrent antidepressants, and 12 met the criteria for per-protocol analysis. Patients were given an 8 mg dose of BPL-003 followed by a 12 mg dose two weeks later. Safety, tolerability and efficacy assessments were conducted at various timepoints for 12 weeks following the initial dose using multiple validated depression rating scales including the MADRS (Montgomery-Asberg Depression Rating Scale).  Key findings include: (1) following the first (8 mg) dose, patients experienced a mean MADRS reduction of 13.3 points from baseline at Day 2 and a mean MADRS reduction of 12.9 at Day 8; one week after the second dose (12 mg), there was a further decrease in MADRS score to a total of a 19.0 point reduction from baseline, with sustained antidepressant effects observed through Week 12 (13.7 points from baseline); (2) the second dose of BPL-003 increased the proportion of patients meeting response and remission criteria for depression; remitter rates one week after the initial 8mg dose were 25%, with rates doubling to 50% at Week 8, 6 weeks after the second dose administration, and 42% at Week 12; (3) BPL-003 was shown to be generally well-tolerated, with all adverse events classified as mild to moderate, and there were no severe or serious drug-related adverse events reported; and (4) patients met discharge readiness criteria within two hours after dosing for both doses, reinforcing the potential for BPL-003 to be integrated into the established interventional psychiatric treatment paradigm.  Doses for the study are the same as the active doses used in the core, blinded stage of Beckley Psytech’s Phase 2b study of BPL-003, which reported positive topline findings in July. Those results showed that a single 8 mg or 12 mg dose produced statistically significant and clinically meaningful antidepressant effects at Day 2, Day 8, Day 29 and Day 57 after dosing, compared with a 0.3 mg comparator dose.

Dosing and follow-up in the open-label extension (OLE) of the Phase 2b study, which is evaluating the effects of a 12 mg dose of BPL-003 administered eight weeks after the initial dose in the core study, is complete and data is expected in October.  atai and Beckley Psytech are finalizing plans to engage with the U.S. Food and Drug Administration (FDA) and other regulatory agencies to discuss the design of the Phase 3 clinical trial for BPL-003 in patients with TRD. Pending FDA feedback, initiation of Phase 3 trials are expected in the first half of 2026.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1*	Press Release of ATAI Life Sciences N.V., dated September 23, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Furnished herewith

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “anticipate,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things: expectations regarding the closing of the acquisition of Beckley Psytech Limited (the “Proposed Transactions”), including timing and approvals; progress on and results of Beckley Psytech’s BPL-003 trials and related data readouts, including Phase 2a data, the expected timing of Phase 2b data, and the timing of regulatory discussions with respect to Phase 3 trial design for BPL-003; and the potential benefits of BPL-003 for patients with TRD.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, (i) the Proposed Transaction may not be completed in a timely manner or at all, including the risk that any required shareholder approvals are not obtained; (ii) the failure to realize the anticipated benefits of the Proposed Transaction; (iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the share purchase agreement; and (v) the effect of the announcement or pendency of the Proposed Transaction on atai’s ability to retain and hire key personnel, or its operating results and business generally and other important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and the registration statement on Form S-4 that was filed with the SEC on September 22, 2025 (the “Registration Statement”), as such factors may be updated from time to time in atai’s other filings with the SEC. atai disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by applicable law.

No Offer or Solicitation
This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Additional Information and Where to Find It
This press release is being made in respect of the Proposed Transactions. In connection with the Proposed Transactions, the Registration Statement was filed with the SEC on September 22, 2025 and included a proxy statement of the Company (the “Proxy Statement”), as well as other relevant documents regarding the Proposed Transactions. This communication is not a substitute for the Registration Statement, the Proxy Statement or any other document which the Company has or may file with the SEC. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement, including the Proxy Statement, as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov).

Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in respect of the proposed transactions contemplated by the Registration Statement, including the Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Registration Statement that was filed with the SEC on September 22, 2025, including the Proxy Statement. Information regarding the Company’s directors and executive officers is also contained in its Annual Report on Form 10-K for the year ended December 31, 2024 and its proxy statement on Schedule 14A, dated April 21, 2025, which are filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: September 23, 2025	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer